Exhibit 99.1
420 Lexington Avenue New York, NY 10170 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2014 RESULTS
- Increases FFO per Share by 7.1% in 2014 -
- Achieves Strong Same Property NOI Growth of 3.9% in 2014 -
- Provides 2015 Guidance Including FFO Growth of 8% - 11% -

NEW YORK, FEBRUARY 9, 2015 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its results of operations for the fourth quarter and year ended December 31, 2014.

Fourth Quarter 2014 Operating Results - IPO Portfolio

	Three Months Ended
	12/31/2014	12/31/2013	Change
Percent leased	92.8%	92.4%	+40 basis points
Percent leased: anchors (≥ 10K SF)	97.1%	97.1%	flat
Percent leased: small shop (< 10K SF)	82.6%	81.6%	+100 basis points
Total new and renewal lease average annualized base rent (“ABR”) / SF	$12.89	$11.96	+7.8%
Total rent spread (cash)	13.9%	11.0%	+290 basis points

Operating metrics continued their positive trajectory in the fourth quarter of 2014 with healthy leasing results and same property NOI increasing 3.9%, the tenth consecutive quarter of growth over 3.5%. Total rent spreads increased to 13.9%, the sixth consecutive quarter of spreads over 11.0%, and were 12.6% for the year. Funds from operations per diluted share increased 7.1% over 2013. Additionally, the Company’s operating partnership, Brixmor Operating Partnership LP (the “Operating Partnership”), received investment grade ratings from Standard & Poor's Ratings Services and Fitch Ratings during the quarter.

“Our strong performance during the quarter and the year reflects our embedded growth opportunity as we continue to harvest the below market leases throughout our portfolio and reposition our properties with best-in-class anchors. We produced strong operating and financial results in the fourth quarter, led by same property NOI growth and rent spreads approaching 14% for the second consecutive quarter. The investments that we are making in the portfolio continue to provide cash flow growth,” stated Michael Carroll, Chief Executive Officer.

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420 Lexington Avenue New York, NY 10170 800.468.7526

Dividend
The Company’s Board of Directors declared a quarterly cash dividend of $0.225 per common share (equivalent to $0.90 per annum) for the first quarter of 2015. The dividend is payable on April 15, 2015 to stockholders of record on April 6, 2015, representing an ex-dividend date of April 1, 2015.

Financial Highlights
For the three months ended December 31, 2014 and December 31, 2013, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock, on a pro forma basis, of $131.5 million, or $0.43 per diluted share and $132.3 million, or $0.43 per diluted share, respectively. For the three months ended December 31, 2014 results include the impact of ($0.01) per diluted share of expenses associated with secondary offerings on behalf of The Blackstone Group L.P. (“Blackstone”) and Centerbridge Partners, L.P. (“Centerbridge”). FFO attributable to stockholders and non-controlling interests convertible into common stock for the three months ended December 31, 2014 and December 31, 2013 includes costs related to the early prepayment of debt of approximately $11.2 million, or ($0.04) per diluted share, and $2.4 million, or ($0.01) per diluted share, respectively. For the three months ended December 31, 2014 and December 31, 2013, net income attributable to common stockholders, on a pro forma basis, was $22.9 million, or $0.08 per diluted share and $14.6 million, or $0.06 per diluted share, respectively. See “IPO Portfolio” below for more information on pro forma results of operations.

For the year ended December 31, 2014, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock, on a pro forma basis, of $549.2 million, or $1.80 per diluted share, up 7.1% on a diluted per share basis from $511.8 million, or $1.68 per diluted share, on a pro forma basis, for the year ended December 31, 2013. FFO attributable to stockholders and non-controlling interests convertible into common stock for the year ended December 31, 2014 and December 31, 2013 includes costs related to the early prepayment of debt of approximately $13.8 million, or ($0.05) per diluted share, and $1.7 million, or ($0.01) per diluted share, respectively. For the years ended December 31, 2014 and December 31, 2013, net income attributable to common stockholders, on a pro forma basis, was $88.9 million, or $0.36 per diluted share and $28.7 million, or $0.12 per diluted share, respectively.

For the three months ended December 31, 2014 and December 31, 2013, net income attributable to common stockholders (actual results) was $22.9 million, or $0.08 per diluted share and ($12.1 million), or ($0.06) per diluted share, respectively. For the years ended December 31, 2014 and December 31, 2013, Brixmor reported net income attributable to common stockholders (actual results) of $88.9 million, or $0.36 per diluted share and ($93.7 million), or ($0.50) per diluted share, respectively.

Same property net operating income (“same property NOI”) for the three months ended December 31, 2014 increased 3.9% from the comparable 2013 period primarily due to growth in rental income driven by strong leasing spreads as the Company continues to harvest the below-market leases inherent in its portfolio, as well as occupancy gains. For 2014, same property NOI increased 3.9% from 2013. In addition, ABR per square foot for the portfolio increased to $12.14 at December 31, 2014 from $11.93 at December 31, 2013.

420 Lexington Avenue New York, NY 10170 800.468.7526

During the fourth quarter, the Company completed three anchor space repositioning / redevelopment / outparcel development projects and added four projects to its pipeline. At December 31, 2014, the anchor space repositioning / redevelopment / outparcel development pipeline was comprised of 28 projects, the aggregate cost of which (including costs incurred in prior years on these projects) is expected to be approximately $95.9 million, of which $29.8 million has already been incurred.

Capital Structure
In December, Standard & Poor's Ratings Services assigned a BBB- corporate credit rating to Brixmor and its Operating Partnership and Fitch Ratings assigned an initial Issuer Default Rating of BBB- to Brixmor and the Operating Partnership. The Operating Partnership previously received an investment grade rating of Baa3 from Moody’s Investors Service in May.

In the first quarter of 2015, the Operating Partnership L.P. completed an inaugural offering of $700 million aggregate principal amount of 3.850% Senior Notes due 2025 at 99.958% of par value. Proceeds from the offering were utilized to repay outstanding borrowings under the Company’s $1.25 billion senior unsecured revolving credit facility and for general corporate purposes. Borrowings under the revolving credit facility were used to repay indebtedness and financial liabilities over the course of 2014.

Michael Pappagallo, President & Chief Financial Officer, added, “The achievement of these investment grade ratings, as well as our successful inaugural bond offering, are a reflection of the Company’s significantly enhanced credit profile.  During 2014, we improved our percent of NOI from unencumbered assets to 50% from 37% at the end of 2013, while reducing our overall leverage by $78 million. Throughout the year, we refinanced $763 million of secured debt, $110 million of Brixmor LLC, an indirect subsidiary, bonds and $173 million of financing liabilities, reducing our average interest rate associated with these instruments by 250 basis points from 5.6% to 3.1%. As such, we reduced our overall weighted average interest rate to 4.2% at December 31, 2014 from 4.9% at December 31, 2013.”

Secondary Offerings
In November 2014, the Company completed a secondary offering of 28,750,000 shares of its common stock by certain selling stockholders affiliated with Blackstone and in December, the Company completed a secondary offering of 5,608,082 shares of its common stock by certain selling stockholders affiliated with Centerbridge, representing all of the remaining shares held by Centerbridge Partners. In January 2015, the Company completed a secondary offering of 17,500,000 shares of its common stock by certain selling stockholders affiliated with Blackstone. The Company did not offer any shares of common stock in these offerings and did not receive any proceeds from the sale of shares in these offerings. As a result of the offering in January 2015, Blackstone ceased to own a majority of the shares of Brixmor. Accordingly, to ensure that Blackstone employees no longer constitute a majority of the Company’s board of directors, Nadeem Meghji resigned from the Company’s board of directors.

Guidance
The Company expects to generate FFO attributable to stockholders and non-controlling interests convertible into common stock per common share - diluted of $1.94 - $2.00 in 2015, an expected increase of 8% to 11% over 2014.

420 Lexington Avenue New York, NY 10170 800.468.7526

2015 guidance for same property NOI includes approximately a 40 basis point negative impact related to proactive remerchandising activities, including the Company’s previously announced early termination of certain Kmart leases and other recapturing of space expected to occur throughout the year.

Due to the uncertain nature of property acquisitions and dispositions, the Company has assumed no such transactions for 2015 in its guidance. In addition, the guidance does not include any expectations of one-time items, such as potential expenses associated with secondary offerings on behalf of Blackstone. Estimated 2015 earnings and portfolio metrics are as follows:

2015E
FFO per common share - diluted	$1.94 - $2.00
Same property NOI	3.0 - 3.7%
Percent leased (at year-end)	93.0 - 93.5%
New and renewal rent growth (cash)	12.0 - 17.0%
Total leasing related capital expenditures	$155 - $175M
Anchor space repositioning and redevelopment related spending	$85 - $100M
General and administrative expenses	$79 - $82M
Interest expense	$256 - $265M
Straight-line rent and above- and below-market rent amortization, net	$54 - $59M

The Company’s guidance is on page 51 of its Supplemental Disclosure. See “Conference Call and Supplemental Information” below for more information on the Company’s Supplemental Disclosure.

The following table provides a bridge from the Company’s 2014 FFO attributable to stockholders and non-controlling interests convertible into common stock per common share - diluted to the range of the Company’s 2015 estimated FFO attributable to stockholders and non-controlling interests convertible into common stock per common share - diluted.

	Low	High
2014 FFO per common share - diluted	$1.80	$1.80
Same property NOI	$0.08	$0.10
Net interest expense savings	$0.04	$0.07
Lower straight-line rent and above- and below-market rent amortization, net	($0.03)	($0.02)
2014 loss on extinguishment of debt, net	$0.05	$0.05
2015E FFO per common share - diluted	$1.94	$2.00

420 Lexington Avenue New York, NY 10170 800.468.7526

The following table provides a reconciliation of the range of 2015 estimated FFO attributable to stockholders and non-controlling interests convertible into common stock to net income attributable to common stockholders.

(Unaudited, dollars in millions, except per share amounts)
	2015E	2015E Per Common Share - Diluted
Net income attributable to common stockholders	$143 - $165	$0.47 - $0.54
Depreciation and amortization	($448 - $445)	($1.47 - $1.46)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$591 - $610	$1.94 - $2.00

IPO Portfolio
In connection with the Company’s initial public offering (the “IPO”), the Company acquired interests in 43 properties (the “Acquired Properties”) from certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”). Also in connection with the IPO, the Company issued to certain funds affiliated with Blackstone and Centerbridge Partners L.P. (the "pre-IPO owners") an interest in its Operating Partnership allocating to these pre-IPO owners all of the economic consequences of ownership of 47 excluded properties (the “Excluded Properties”).

The Company’s IPO Portfolio includes all properties owned as of the completion of the IPO, including the Acquired Properties and excluding the Excluded Properties, and constitutes the go forward properties owned by the Company. The IPO Portfolio performance is captured in the pro forma results. These results reflect the impact of the transactions associated with the IPO, including (i) the contribution of the Acquired Properties, (ii) the distribution of the Excluded Properties, (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P., (iv) borrowings under the unsecured credit facility, including the use thereof, and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purpose of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purpose of the unaudited pro forma consolidated statements of operations. A reconciliation of pro forma balance sheet and results of operations to actual balance sheet and results of operations is presented in the attached table.

Conference Call and Supplemental Information
The Company will host a teleconference on Tuesday, February 10, 2015 at 10:00 AM ET.   To participate, please dial 888.317.6003 (domestic) or 412.317.6061 (international) at least ten minutes prior to the scheduled start of the call (Passcode: 7499563).  The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on February 17, 2015 by dialing 877.344.7529 (domestic) or 412.317.0088 (international) (Passcode: 10056014) or via the web through February 10, 2016 at www.brixmor.com in the Investors section.

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420 Lexington Avenue New York, NY 10170 800.468.7526

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

Non-GAAP Disclosures
FFO
FFO is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.

The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

A reconciliation of FFO and FFO attributable to non-controlling interests not convertible into common stock to Net income (loss) is presented in the attached table.

Same Property NOI
Same property NOI is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and

420 Lexington Avenue New York, NY 10170 800.468.7526

amortization of above-/below-market leases of the same property pool from the prior year reporting period to the current year reporting period.

Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP.  Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

About Brixmor Property Group
Brixmor owns and operates the nation's largest wholly owned portfolio of grocery-anchored community and neighborhood shopping centers, with 521 properties aggregating approximately 87 million square feet of gross leasable area located primarily across the top 50 U.S. metro markets. Brixmor leverages its national footprint, local market knowledge and operational expertise to support the growth of its retail tenants. The Company is focused on maximizing the value of its portfolio through its extensive leasing capabilities and anchor space repositioning / redevelopment platform. Headquartered in New York City, the Company is the largest landlord to The TJX Companies and The Kroger Company. For additional information, please visit www.brixmor.com.

Safe Harbor Language
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company

420 Lexington Avenue New York, NY 10170 800.468.7526

undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	Actual Results		Pro Forma
	12/31/14	12/31/13	12/31/13
Assets
Real estate
Land	$2,000,415	$2,055,802	$1,989,160
Buildings and improvements	8,801,834	8,781,926	8,654,899
	10,802,249	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,549,234)	(1,190,170)	(1,160,478)
Real estate, net	9,253,015	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,072	9,205	5,171
Cash and cash equivalents	60,595	113,915	95,332
Restricted cash	53,164	75,457	74,847
Marketable securities	20,315	22,104	22,104
Receivables, net	182,424	178,505	175,584
Deferred charges and prepaid expenses, net	114,758	105,522	103,237
Other assets	13,059	19,650	14,043
Total assets	$9,702,402	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$6,042,997	$5,981,289	$5,965,307
Financing liabilities, net	—	175,111	175,111
Accounts payable, accrued expenses and other liabilities	679,102	709,529	701,495
Total liabilities	6,722,099	6,865,929	6,841,913

Redeemable non-controlling interests	—	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
296,552,142 and 229,689,960 shares outstanding	2,966	2,297	2,297
Additional paid in capital	3,223,941	2,543,690	2,543,690
Accumulated other comprehensive loss	(4,435)	(6,812)	(6,812)
Distributions and accumulated losses	(318,762)	(196,707)	(196,707)
Total stockholders' equity	2,903,710	2,342,468	2,342,468
Non-controlling interests	76,593	942,052	768,051
Total equity	2,980,303	3,284,520	3,110,519
Total liabilities and equity	$9,702,402	$10,171,916	$9,973,899

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CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Revenues
Rental income	$242,740	$238,399	$960,715	$940,313	$242,740	$233,643	$960,715	$887,466
Expense reimbursements	70,306	64,329	268,035	256,000	70,306	63,371	268,035	242,803
Other revenues	1,559	1,958	7,849	10,103	1,559	8,129	7,849	16,135
Total revenues	314,605	304,686	1,236,599	1,206,416	314,605	305,143	1,236,599	1,146,404

Operating expenses
Operating costs	33,592	31,911	129,148	124,648	33,592	31,014	129,148	116,522
Real estate taxes	46,911	44,388	179,504	175,815	46,911	43,822	179,504	168,468
Depreciation and amortization	107,706	113,349	441,630	475,498	107,706	109,804	441,630	438,547
Provision for doubtful accounts	2,920	3,018	11,537	11,284	2,920	2,950	11,537	10,899
Impairment of real estate assets	—	—	—	1,531	—	—	—	1,531
General and administrative	20,954	18,435	80,175	83,070	20,954	55,403	80,175	121,082
Total operating expenses	212,083	211,101	841,994	871,846	212,083	242,993	841,994	857,049

Other income (expense)
Dividends and interest	166	205	602	841	166	205	602	832
Interest expense	(63,348)	(71,925)	(262,812)	(290,766)	(63,348)	(72,466)	(262,812)	(343,193)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	—	378	921	—	—	378	2,223
Loss on extinguishment of debt, net	(11,187)	(2,384)	(13,761)	(1,620)	(11,187)	(2,279)	(13,761)	(20,028)
Other	(3,098)	67	(8,431)	(5,179)	(3,098)	(3,210)	(8,431)	(11,014)
Total other income (expense)	(77,467)	(74,037)	(284,024)	(295,803)	(77,467)	(77,750)	(284,024)	(371,180)

Income (loss) before equity in income of unconsolidated joint ventures	25,055	19,548	110,581	38,767	25,055	(15,600)	110,581	(81,825)
Equity in income of unconsolidated joint ventures	123	108	438	626	123	166	370	1,167
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from continuing operations	25,178	19,656	111,019	39,393	25,178	(15,434)	112,771	(80,658)

Discontinued operations
Income (loss) from discontinued operations	26	36	122	(4)	26	4,433	4,909	3,505
Gain on disposition of operating properties	745	—	745	—	745	761	15,171	3,392
Impairment of real estate held for sale	—	—	—	—	—	(1,799)	—	(45,122)
Income (loss) from discontinued operations	771	36	867	(4)	771	3,395	20,080	(38,225)
Net income (loss)	25,949	19,692	111,886	39,389	25,949	(12,039)	132,851	(118,883)
Net (income) loss attributable to non-controlling interests	(2,851)	(5,080)	(22,832)	(10,675)	(2,851)	102	(43,849)	25,349
Net income (loss) attributable to Brixmor Property Group Inc.	23,098	14,612	89,054	28,714	23,098	(11,937)	89,002	(93,534)
Preferred stock dividends	(150)	—	(150)	—	(150)	(162)	(150)	(162)
Net income (loss) attributable to common stockholders	$22,948	$14,612	$88,904	$28,714	$22,948	$(12,099)	$88,852	$(93,696)

Per common share:
Income (loss) from continuing operations:
Basic	$0.08	$0.06	$0.36	$0.13	$0.08	$(0.06)	$0.36	$(0.33)
Diluted	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.33)
Net income (loss) attributable to common stockholders:
Basic	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.50)
Diluted	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.50)
Weighted average number of vested common shares:
Basic	271,904	228,113	243,390	228,113	271,904	213,675	243,390	188,993
Diluted	272,835	230,194	244,588	230,194	272,835	213,675	244,588	188,993

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RECONCILIATION OF NET INCOME (LOSS) TO FFO
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Net income (loss)	$25,949	$19,692	$111,886	$39,389	$25,949	$(12,039)	$132,851	$(118,883)
Gain on disposition of operating properties	(745)	—	(378)	—	(745)	(761)	(15,549)	(3,392)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	106,439	112,856	438,565	473,498	106,439	109,312	438,565	436,547
Depreciation and amortization- real estate related- discontinued operations	15	48	175	183	15	2,086	606	11,687
Depreciation and amortization- real estate related- unconsolidated joint ventures	22	21	86	105	22	13	168	180
Impairment of operating properties	—	—	—	—	—	1,799	—	43,582
FFO	131,680	132,617	550,334	513,175	131,680	100,410	554,821	369,721
Adjustments attributable to non-controlling interests not convertible into common stock	(215)	(337)	(1,181)	(1,355)	(215)	(6,137)	(6,415)	(7,155)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$131,465	$132,280	$549,153	$511,820	$131,465	$94,273	$548,406	$362,566

FFO per share/OP Unit - diluted	$0.43	$0.43	$1.80	$1.68	$0.43	$0.33	$1.80	$1.44
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,447	304,231	304,359	304,231	304,447	284,958	304,359	252,009

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(11,187)	$(2,384)	$(13,761)	$(1,655)	$(11,187)	$740	$(7,686)	$(17,769)
Gain (loss) on extinguishment of debt, net per share	$(0.04)	$(0.01)	$(0.05)	$(0.01)	$(0.04)	$—	$(0.03)	$(0.07)

Dividends declared per share/OP Unit	$0.225		$0.825		$0.225		$0.825
Shares/OP Unit dividends declared	$68,456		$250,994		$68,456		$250,994
Share/OP Unit dividend payout ratio (as % of FFO)	52.1%		45.7%		52.1%		45.8%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

xi

RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/2013	Adjustments (1)	12/31/2013
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions and accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

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RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 12/31/13			Twelve Months Ended 12/31/14			Twelve Months Ended 12/31/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$233,643	$4,756	$238,399	$960,715	$—	$960,715	$887,466	$52,847	$940,313
Expense reimbursements	63,371	958	64,329	268,035	—	268,035	242,803	13,197	256,000
Other revenues	8,129	(6,171)	1,958	7,849	—	7,849	16,135	(6,032)	10,103
Total revenues	305,143	(457)	304,686	1,236,599	—	1,236,599	1,146,404	60,012	1,206,416

Operating expenses
Operating costs	31,014	897	31,911	129,148	—	129,148	116,522	8,126	124,648
Real estate taxes	43,822	566	44,388	179,504	—	179,504	168,468	7,347	175,815
Depreciation and amortization	109,804	3,545	113,349	441,630	—	441,630	438,547	36,951	475,498
Provision for doubtful accounts	2,950	68	3,018	11,537	—	11,537	10,899	385	11,284
Impairment of real estate assets	—	—	—	—	—	—	1,531	—	1,531
General and administrative	55,403	(36,968)	18,435	80,175	—	80,175	121,082	(38,012)	83,070
Total operating expenses	242,993	(31,892)	211,101	841,994	—	841,994	857,049	14,797	871,846

Other income (expense)
Dividends and interest	205	—	205	602	—	602	832	9	841
Interest expense	(72,466)	541	(71,925)	(262,812)	—	(262,812)	(343,193)	52,427	(290,766)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	—	—	378	—	378	2,223	(1,302)	921
Loss on extinguishment of debt, net	(2,279)	(105)	(2,384)	(13,761)	—	(13,761)	(20,028)	18,408	(1,620)
Other	(3,210)	3,277	67	(8,431)	—	(8,431)	(11,014)	5,835	(5,179)
Total other income (expense)	(77,750)	3,713	(74,037)	(284,024)	—	(284,024)	(371,180)	75,377	(295,803)

Income (loss) before equity in income of unconsolidated joint ventures	(15,600)	35,148	19,548	110,581	—	110,581	(81,825)	120,592	38,767
Equity in income of unconsolidated joint ventures	166	(58)	108	370	68	438	1,167	(541)	626
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	(15,434)	35,090	19,656	112,771	(1,752)	111,019	(80,658)	120,051	39,393

Discontinued operations
Income (loss) from discontinued operations	4,433	(4,397)	36	4,909	(4,787)	122	3,505	(3,509)	(4)
Gain on disposition of operating properties	761	(761)	—	15,171	(14,426)	745	3,392	(3,392)	—
Impairment of real estate held for sale	(1,799)	1,799	—	—	—	—	(45,122)	45,122	—
Income (loss) from discontinued operations	3,395	(3,359)	36	20,080	(19,213)	867	(38,225)	38,221	(4)

Net income (loss)	(12,039)	31,731	19,692	132,851	(20,965)	111,886	(118,883)	158,272	39,389
Net (income) loss attributable to non-controlling interests	102	(5,182)	(5,080)	(43,849)	21,017	(22,832)	25,349	(36,024)	(10,675)
Net income (loss) attributable to Brixmor Property Group, Inc.	(11,937)	26,549	14,612	89,002	52	89,054	(93,534)	122,248	28,714
Preferred stock dividends	(162)	162	—	(150)	—	(150)	(162)	162	—
Net income (loss) attributable to common stockholders	$(12,099)	$26,711	$14,612	$88,852	$52	$88,904	$(93,696)	$122,410	$28,714

Per common share:
Income (loss) from continuing operations:
Basic	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.33)	$0.46	$0.13
Diluted	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.33)	$0.45	$0.12
Net income (loss) attributable to common stockholders:
Basic	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.50)	$0.62	$0.12
Diluted	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.50)	$0.62	$0.12
Weighted average number of vested common shares:
Basic	213,675	14,438	228,113	243,390	—	243,390	188,993	39,120	228,113
Diluted	213,675	16,519	230,194	244,588	—	244,588	188,993	41,201	230,194

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in

Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.
The pro forma adjustments for the three and twelve months ended December 31, 2013 associated with these transactions assume that each transaction was completed as of January 1, 2013. The pro forma adjustments for the twelve months ended December 31, 2014 associated with these transactions assume that each transaction was completed as of January 1, 2014.

xiii